SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2002

PROXYMED, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	000-22052	65-0202059

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2555 Davie Road
Suite 110
Ft. Lauderdale, Florida 33317
(Address of principal executive offices)

954-473-1001
(Registrant’s telephone number, including area code)

SIGNATURES
INDEX TO EXHIBITS
Agreement and Plan of Merger
Form of 4% Convertible Promissory Note
Registration Rights Agreement
Indenture dated December 31, 2002
Press Release dated January 2, 2003

Item 2. Acquisition or Disposition of Assets.

     On December 31, 2002, ProxyMed, Inc. (the “Company”) acquired all of the outstanding stock of MedUnite, Inc. (“MedUnite”) by effecting a merger of Davie Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Acquisition Subsidiary”), with and into MedUnite upon the terms and conditions set forth in the Agreement and Plan of Merger and Reorganization, dated December 31, 2002, by and among the Company, the Acquisition Subsidiary and MedUnite, for $10 million in cash and an aggregate of $13,400,000 principal amount of 4% Convertible Promissory Notes. The 4% Convertible Promissory Notes are convertible into an aggregate of 731,322 shares of the Company’s common stock if the founders of MedUnite achieve certain revenue based triggers with ProxyMed over the next three and one-half year period. The shares of the Company’s common stock issuable upon conversion of the convertible notes will be registered by the Company promptly after a stockholder achieves a conversion trigger event as set forth in the Indenture, which is attached hereto as Exhibit 10.3.

     Prior to the transaction, the Company was not related to or affiliated with MedUnite. The Company is using available cash to fund the acquisition. The Company plans to file financial statements and pro forma financial information on MedUnite by no later than March 17, 2003.

Item 7. Financial Statements and Exhibits.

     (c)  The following exhibits are included herein:

Exhibit 2.1*	–	Agreement and Plan of Merger and Reorganization dated December 31, 2002 between ProxyMed, Inc., Davie Acquisition Corp., and MedUnite Inc.
Exhibit 10.1	–	Form of 4% Convertible Promissory Notes dated December 31, 2002.
Exhibit 10.2	–	Registration Rights Agreement dated December 31, 2002 among ProxyMed, Inc. and the holders of the 4% Convertible Promissory Notes.
Exhibit 10.3	–	Indenture dated December 31, 2002 between ProxyMed, Inc. and LaSalle Bank National Association, a national banking association.
Exhibit 99.1	–	Press release dated January 2, 2003 announcing the acquisition of MedUnite Inc. by ProxyMed, Inc.

*     Certain confidential material contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXYMED, INC

Date: January 9, 2003	/s/ Judson E. Schmid

Judson E. Schmid, Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

2.1*	Agreement and Plan of Merger and Reorganization dated December 31, 2002 between ProxyMed, Inc., Davie Acquisition Corp., and MedUnite Inc.
10.1	Form of 4% Convertible Promissory Notes dated December 31, 2002.
10.2	Registration Rights Agreement dated December 31, 2002 between ProxyMed, Inc. and the holders of the 4% Convertible Promissory Notes.
10.3	Indenture dated December 31, 2002 between ProxyMed, Inc. and LaSalle Bank National Association, a national banking association.
99.1	Press release dated January 2, 2003 announcing the acquisition of MedUnite Inc. by ProxyMed, Inc.

*     Certain confidential material contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.